UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐  Soliciting Material Pursuant to Rule § 240.14a-12

MAJESCO ENTERTAINMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 28, 2011

Dear Stockholder,

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Majesco Entertainment Company to be held at 9:30 a.m. (local time) on April 14, 2011, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the meeting will be (i) to elect two Class III members to the Board of Directors, (ii) to ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2011, and (iii) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/  Jesse Sutton
Jesse Sutton
Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held Thursday, April 14, 2011

To the Stockholders of Majesco Entertainment Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Majesco Entertainment Company, a Delaware corporation, will be held at 9:30 a.m. (local time) on April 14, 2011, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, for the purpose of considering and taking action on the following proposals:

1.	To elect two Class III members to the Board of Directors.

2.	To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2011.

3.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this Notice.

WHO MAY VOTE:

You may vote if you were the record owner of Majesco stock at the close of business on February 25, 2011. The Board of Directors has fixed the close of business on February 25, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Adam Sultan
Adam Sultan
Secretary

February 28, 2011

i

MAJESCO ENTERTAINMENT COMPANY

160 Raritan Center Parkway, Suite 1
Edison, New Jersey 08837
(732) 225-8910

PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY
2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 14, 2011

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2011 Annual Meeting of stockholders, contains information about the 2011 Annual Meeting of Stockholders of Majesco Entertainment Company, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:30 a.m. (local time) on April 14, 2011, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

In this proxy statement, we refer to Majesco Entertainment Company as “Majesco,” “the Company,” “we” and “us.”

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of Majesco Entertainment Company, a Delaware corporation, of proxies, in the accompanying form, to be used at the 2011 Annual Meeting of Stockholders to be held at 9:30 a.m. (local time) on April 14, 2011, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 14, 2011: The proxy statement and annual report to security holders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13856.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2010 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2010, are being mailed on or about February 28, 2011 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2010 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.majescoentertainment.com.

Who Can Vote?

Only stockholders who owned Majesco common stock at the close of business on February 25, 2011, are entitled to vote at the Annual Meeting. On that record date, there were 39,556,849 shares of Majesco common stock outstanding and entitled to vote. Majesco common stock is our only class of voting stock.

You do not need to attend the meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of Majesco common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does The Board Of Directors Recommend That I Vote On The Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of our Board of Directors’ nominees for Class III directors set forth on the proxy card included in this proxy statement; and

•	“FOR” ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2011.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying Majesco’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2, the ratification of our independent public accountant, but does not have authority to vote your unvoted shares for Proposal 1, the election of nominees to the Board of Directors. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Class III Directors	The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Our Selection of EisnerAmper LLP as Our Independent Public Accountant for 2011	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent public accountant. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-

votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountant. However, if our stockholders do not ratify the selection of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2011, the Audit Committee of our Board of Directors may reconsider its selection.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission, or SEC, previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years, or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•	Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 59 Maiden Lane, Plaza Level, New York, New York 10038.

•	Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table is based upon 39,556,849 shares of common stock outstanding as of February 25, 2011, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board of Directors, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, NJ 08837.

	Number of Shares		Voting
Common Stock	Beneficially Owned		Power

Robert S. Ellin	2,630,388	(1)	6.65%
Joseph Sutton	2,383,664	(2)	6.02%
Jesse Sutton	1,563,886	(3)	3.94%
Michael Vesey	152,626	(4)	*
Allan I. Grafman	317,641	(5)	*
Louis Lipschitz	280,887	(6)	*
Laurence Aronson	278,839	(7)	*
Stephen Wilson	219,544	(8)	*
Keith McCurdy	52,078	(9)	*
Current Executive Officers and Directors as a Group	2,865,501	(10)	7.14%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Based on a Schedule 13D/A filed with the SEC on January 11, 2010. Includes: (a) 115,297 shares of common stock owned by Robert S. Ellin; (b) 2,433,650 shares of common stock owned by the Trinad Capital Master Fund, Ltd. (“Master Fund”), of which Mr. Ellin is the managing director; and (c) 81,441 shares of common stock owned by the Robert S. Ellin Profit Sharing Plan. Robert S. Ellin disclaims beneficial ownership of the shares of common stock directly beneficially owned by the Master Fund except to the extent of his pecuniary interests therein. Mr. Ellin also disclaims any beneficial ownership of shares of common stock owned directly by the Robert S. Ellin Profit Sharing Plan. The address is 2121 Avenue of the Stars, Suite 1650, Los Angeles, California 90067.

(2)	Includes 51,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days. Joseph Sutton is an employee of the Company and is the brother of Jesse Sutton.

(3)	Includes 90,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(4)	Includes 15,000 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(5)	Includes 149,345 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(6)	Includes 112,006 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(7)	Includes 106,907 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(8)	Includes 68,712 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(9)	Includes 8,004 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

(10)	Includes 549,974 shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Below is information about our current directors. We have a staggered board of directors comprised of three classes and each director serves until the annual meeting associated with their class. The Class I board members are Jesse Sutton and Louis Lipschitz, who will serve until our annual meeting in 2012. The Class II board members are Laurence Aronson and Keith McCurdy, who will serve until our annual meeting in 2013. The Class III board members are Allan I. Grafman and Stephen Wilson, who are up for re-election at this year’s annual meeting, and if elected will serve until our annual meeting in 2014. Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Majesco, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by the rules of the Nasdaq Stock Market: Laurence Aronson, Allan I. Grafman, Louis Lipschitz, Keith McCurdy, and Stephen Wilson.

Class I

Name	Age	Position

Jesse Sutton	41	Chief Executive Officer and Director
Louis Lipschitz	65	Director

Class II

Name	Age	Position

Laurence Aronson	54	Director
Keith McCurdy	50	Director

Class III

Name	Age	Position

Allan I. Grafman	57	Chairman
Stephen Wilson	64	Director

JESSE SUTTON.  Mr. Sutton is currently our Chief Executive Officer and has served in such capacity since November 29, 2007 and prior to that as Interim Chief Executive Officer since August 23, 2006. Previously, he served as our President, other than from December 5, 2003 through August 24, 2004, when he served as our Chief Executive Officer. Mr. Sutton also serves as one of our directors. He had served as one of our directors since December 5, 2003, but resigned effective February 6, 2006 in order for our Board to continue to have a majority of independent directors. He joined the Board again on August 23, 2006. In considering Mr. Sutton as a director of the Company, the Board reviewed his extensive knowledge of and experience in a variety of aspects of the interactive entertainment industry.

LOUIS LIPSCHITZ.  Mr. Lipschitz has served as one of our directors since April 20, 2004. From February 1996 to March 2004, he served as Executive Vice President and Chief Financial Officer of Toys “R” Us, Inc. He currently serves on the board of directors of New York and Company, Forward Industries, and The Children’s Place Retail Stores, Inc., and previously served as a director of Finlay Enterprises, Inc. In considering Mr. Lipschitz as a director of the Company, the Board reviewed his extensive expertise and knowledge regarding finance and accounting matters as well as corporate governance. Mr. Lipschitz qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

LAURENCE ARONSON.  Mr. Aronson has served as one of our directors since November 4, 2004. He is currently an owner of Homewatch CareGivers of Essex, Morris and Union Counties, a provider of home care services. From 2003 to December 2009, he served as the President and Chief Executive Officer of Cartwheel LLC, a marketing services company. From 2000 to 2003, he was the President of Sales and Customer Marketing at Revlon USA. Prior to that, he held senior leadership positions at Procter & Gamble and Warner Lambert/Adams USA. In considering Mr. Aronson as a director of the Company, the Board reviewed his experience and extensive knowledge in sales and marketing and his specialized expertise in retail marketing.

KEITH MCCURDY.  Mr. McCurdy has served as one of our directors since March 9, 2009. Mr. McCurdy is the co-founder of Vivaty, Inc. and until April 2010, served as its Chief Executive Officer. Prior to this, Mr. McCurdy was the Chief Operating Officer of Hands-On Mobile, Inc. He also served as the Chief Executive Officer of Blaze Entertainment, and held numerous executive positions at Electronic Arts Inc. (EA), including Vice President of Product Development, Vice President of Technology, Vice President of Online, and Director of the Advanced Technology Group. He is a former member of the board of directors of NeuMedia, Inc., formerly Mandalay Media, Inc. In considering Mr. McCurdy as a director of the Company, the Board reviewed his extensive experience in the interactive entertainment business, including in product development and online and social games and virtual worlds.

ALLAN I. GRAFMAN.  Mr. Grafman has served as one of our directors since April 11, 2007 and since December 4, 2007 as our Chairman. He is currently the President of All Media Ventures, and since 2005 has been an operating partner of Mercury Capital Partners. Previously, Mr. Grafman served as President of Archie Comics Entertainment and Executive Vice President, Chief Financial Officer of Hallmark Entertainment. From 1983 to 1996, at Tribune Entertainment, he served as Vice President and at parent Tribune Company, as Managing Director. In considering Mr. Grafman as a director of the Company, the Board reviewed his knowledge and expertise in the media and entertainment industry, and his particular experience in monetizing consumer, technology and media products and services through a variety of distribution channels.

STEPHEN WILSON.  Mr. Wilson has served as one of our directors since May 1, 2006. He is currently a partner with Camelot Equity Partners and a Senior Managing Director at Brock Capital. From May 2001 to February 2006, Mr. Wilson was Executive Vice President, Chief Financial Officer and Chief Administrative Officer at Footstar, Inc. He has also served as Executive Vice President and Chief Financial Officer of Bridge Information Systems, Reader’s Digest Association and RJR Nabisco. His additional prior experience includes senior management and financial positions at Cadbury Schweppes North America and PepsiCo, Inc. In considering Mr. Wilson as a director of the Company, the Board reviewed his extensive experience in a variety of chief financial officer roles, as well as his executive management experience. Mr. Wilson qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of generally accepted accounting principles and his skills in auditing as well as in analyzing and evaluating financial statements.

Committees of the Board of Directors and Meetings

Meeting Attendance.  The Board of Directors has a policy that directors make all reasonable efforts to attend our Company’s annual stockholder meetings. Laurence Aronson, Allan I. Grafman, Louis Lipschitz, Keith McCurdy, Jesse Sutton and Stephen Wilson attended last year’s annual stockholders’ meeting. In fiscal 2010, there were a total of 25 meetings of the Board of Directors and the various committees of the Board met a total of 16 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal year 2010. The independent members of the Board also met regularly in executive session.

Audit Committee.  The Board of Directors has a standing Audit Committee, consisting of Messrs. Louis Lipschitz (Chair), Allan I. Grafman, Laurence Aronson, and Stephen Wilson. Our Audit

Committee held seven meetings during fiscal year 2010. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Committee’s composition and meetings. The charter of the Audit Committee can be found on our website at www.majescoentertainment.com.

The Board of Directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable Securities and Exchange Commission rules. In addition, the Board of Directors has determined that each member of the audit committee is “independent”, as that term is defined by the rules of the Nasdaq Stock Market.

The Board has determined that Messrs. Allan I. Grafman, Louis Lipschitz and Stephen Wilson are “financial experts” serving on its Audit Committee, and are independent, as the SEC has defined that term in Item 407 of Regulation S-K. Please see the biographical information for these individuals contained in the section above entitled, “The Board of Directors.”

Nominating and Governance Committee.  The Board of Directors has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. Stephen Wilson (Chair), Laurence Aronson, Allan I. Grafman, and Louis Lipschitz. The Committee may employ a variety of methods for identifying and evaluating nominees for director. All members of the Committee qualify as independent as defined by the rules of the Nasdaq Stock Market. The Nominating and Governance Committee held five meetings during fiscal year 2010. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The charter of the Nominating and Governance Committee can be found on our website at www.majescoentertainment.com.

The Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Committee, and may be considered at any point during the year.

As reflected in the charter of the Nominating and Governance Committee, factors considered by the Committee in the selection of director nominees are those it may deem appropriate, including judgment, character, high ethics and standards, integrity, skills, diversity, independence, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other Board of Directors members and the extent to which the candidate would be a desirable addition to the Board of Directors or any of its committees. In addition, in considering nominees for director, the Nominating and Governance Committee will review the qualifications of available candidates that are brought to the attention of the Committee by any member of the Board of Directors, stockholders and management or identified by the Committee through the use of search firms or otherwise.

The Nominating and Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. Members of the Nominating and Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board of Directors. While we do not have a formal policy on diversity, our Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should follow the procedures described in this section and in the Company’s Nominating and Corporate Governance Committee Charter. The Nominating and

Governance Committee will consider candidates recommended by stockholders, when the nominations are properly submitted. The policy adopted by the Nominating and Governance Committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. Following verification of the stockholder status of persons proposing candidates, the Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Company’s Board before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Committee as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Committee, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Committee.

Board Leadership Structure and Role in Risk Oversight.  Our current Board leadership structure separates the positions of Chief Executive Officer and Chairman, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board, is primarily responsible for the our operations and strategic direction, while our Chairman, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Chairman position, if it deems such a change to be appropriate in the future.

While management is responsible for managing the day to day issues faced by the Company, the Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Compensation Committee; Compensation Committee Interlocks and Insider Participation.  The Compensation Committee of the Board of Directors is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2010 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions, and (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of our Compensation Committee are Messrs. Laurence Aronson (Chair), Allan I. Grafman, Louis Lipschitz, Keith McCurdy and Stephen Wilson. Our committee has no interlocks with other companies. Our Compensation Committee held four meetings during fiscal year 2010. The charter of the Compensation Committee can be found on our website at www.majescoentertainment.com.

The Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees; (ii) oversee all compensation programs involving the use of the Company’s stock; and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and making recommendations to the Board with respect to compensation of directors, executive officers of the Company and key employees;

•	Annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s compensation levels based on this evaluation;

•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•	Approving and overseeing compensation programs for executive officers involving the use of the Company’s stock;

•	Approving and administering cash incentives and deferred compensation plans for executives (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans;

•	Annually evaluating the performance of the Compensation Committee; and

•	Making regular reports to the Board concerning the activities of the Compensation Committee.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

From time to time the Compensation Committee has retained an independent compensation consulting firm, James F. Reda & Associates, LLC, to assist the Committee in determining appropriate short-term and long-term incentive awards for key executives. Other services have included a review of the Company’s Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (referred to herein as the Incentive Plan), valuation of employee and director equity grants, valuation of warrants, and advisement on RiskMetrics policy guidelines.

The Compensation Committee retains the consulting firm directly, although in carrying out assignments, the consulting firm also interacts with Company management when necessary and appropriate in order to obtain compensation and performance data for the executives and the Company. In addition, the consultant may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and/or identify data questions or other similar issues.

The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by sending an email to InvestorRelations@majescoentertainment.com or by sending a letter to Majesco Entertainment Company’s Board of Directors, c/o the Office of the Secretary, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The Office of the Secretary will receive the correspondence and forward it to the Chairman or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The Office of the Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Executive Officers

The following sets forth certain information regarding our executive officers.

Name	Age	Position

Jesse Sutton	41	Chief Executive Officer
Michael Vesey	48	Interim Chief Financial Officer

JESSE SUTTON. See “Management and Corporate Governance” starting on page 6.

MICHAEL VESEY.  Mr. Vesey has served as our Interim Chief Financial Officer since August 20, 2010. Mr. Vesey joined the Company in May 2006 as its Corporate Controller. Most recently he served as its Senior Vice President, Corporate Controller and Chief Accounting Officer. From November 2004 until he joined the Company, Mr. Vesey served as Chief Financial Officer of Nuvim, Inc., a company that markets and distributes dietary supplement beverages. As Chief Financial Officer of Nuvim, Mr. Vesey was responsible for overseeing all financial and accounting processes and procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2009 and 2010 to (i) our current Chief Executive Officer, and (ii) our next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended October 31, 2010.

						Stock	Option	All Other
		Salary		Bonus		Awards(1)	Awards(2)	Compensation	Total
Name and Principal Position	Year	($)		($)		($)	($)	($)	($)

Jesse Sutton, Chief Executive Officer	2010	363,012		—		176,324	—	—	539,336
	2009	363,000		45,375		362,390	—	—	770,765
Michael Vesey, Interim Chief Financial Officer(3)	2010	194,660	(4)	24,000	(5)	58,276	—	—	276,936

(1)	Represents the aggregate grant date fair value for stock awards granted during fiscal years 2010 and 2009 respectively, computed in accordance with FASB ASC Topic 718. See Note 3 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2009 and in our Form 10-K for our fiscal year ended October 31, 2010 for details as to the assumptions used to determine the grant date fair value of the stock awards.

(2)	Represents the aggregate grant date fair value for option awards granted during fiscal years 2010 and 2009 respectively, computed in accordance with FASB ASC Topic 718. See Note 3 to our Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2009 and in our Form 10-K for our fiscal year ended October 31, 2010 for details as to the assumptions used to determine the grant date fair value of the option awards.

(3)	Mr. Vesey became an executive officer (Interim Chief Financial Officer) in August 2010.

(4)	Represents Mr. Vesey’s annual salary for 2010. His salary remained unchanged after his becoming the Interim Chief Financial Officer in August 2010.

(5)	Pursuant to the Company’s 2010 incentive bonus program. See “Narrative Disclosure to Summary Compensation Table”.

Narrative Disclosure to Summary Compensation Table

Incentive Bonus Program

On April 12, 2010, the Compensation Committee of our Board of Directors finalized and approved the terms of an incentive bonus plan for our 2010 fiscal year for our executive officers and other management (the “2010 Plan”). Pursuant to the plan, each of our executive officers was eligible to receive an incentive bonus based upon a targeted percentage of his base salary. The percentage of base salary that each executive officer would receive if the Company achieved all of the objectives included in the plan was 100% for the Chief Executive Officer and 50% for each other executive officer.

The 2010 incentive bonus program was comprised of two components, a funding component and an allocation component. The funding component is the basis on which the dollar amount of the bonus pool to be allocated among all participants was calculated and was based on the achievement by the Company of financial and operational goals (the “Goals”). The allocation component is the basis on which the actual bonus amount was to be paid to each participant.

If the Company met all of the financial and operational goals set forth below, the bonus pool for executive officers would be $635,000. Subsequently, during fiscal 2010, two of our executive officers resigned from the Company and Michael Vesey became our Interim Chief Financial Officer, thereby lowering the bonus pool for executive officers to $433,000 (the “Bonus Target”).

The financial goal (the “Financial Goal”) accounted for 75% of the Bonus Target, and was determined by a measure of net income.

The four operational goals each accounted for 6.25% of the Bonus Target, and were as follows (the “Operational Goals”):

•	Achievement of a defined revenue target for titles on emerging digital platforms;

•	Key Customer Account (“Key Accounts”) focus for the Company’s top four titles in 2010 (“Top Titles”):

•	Achievement of placement in at least 80% of the Key Accounts for each Top Title;

•	Total revenue from each Top Title for Key Accounts should be at least 75% of the forecasted estimate for each account;

•	Franchise Creation: for one of the Top Titles, exceed the Company’s original internal forecast by 50% (150% of forecast inclusive of all versions of the title); and

•	License Acquisition: During fiscal 2010, secure the license for an additional top quality title with franchise potential.

On January 13, 2011, the Committee met to determine the bonus payments to be made to our executive officers under the 2010 Plan. The Committee determined that the Company had achieved two of the operational goals set forth in the 2010 Plan but that it did not meet the financial goal. Under the 2010 Plan a payout is not made if the Company does not meet its financial goal and a payout would result in a net loss under the net income calculation pursuant to the 2010 Plan. On February 23, 2011, the Committee determined to award bonuses to the executive officers as set forth below although under the 2010 Plan the Company had a net loss. The Committee determined to make payments for the 2010 performance since the net loss was the result of a strategic business decision to move the commercial release of certain of the Company’s key products to a later date, after the Company’s 2010 fiscal year.

The bonus amounts to be paid the executive officers as well as their 2010 bonus targets under the 2010 Plan are listed below:

		2010	Target Bonus
Name	Position	Bonus Payout	under the 2010 Plan

Jesse Sutton	Chief Executive Officer	—	100% of annual salary, or $363,000
Michael Vesey	Interim Chief Financial Officer	$24,000	35% of annual salary, or $70,000

Restricted Stock Grants

On August 3, 2010, our Compensation Committee made restricted stock grants to our executive officers. The shares of restricted stock vest in equal installments over a three-year period beginning on the first anniversary of the grant date.

Employment Agreements

We currently have an employment agreement with Jesse Sutton, our Chief Executive Officer.

Mr. Sutton’s employment agreement, entered into in January 2009, provides for an annual base salary of $363,000 and a discretionary bonus of up to 100% of his base salary.

In addition, our employment arrangement with Michael Vesey, our Interim Chief Financial Officer, entered into in August 2010, provides for an annual base salary of $200,000 and a discretionary bonus of up to 35% of his base salary.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2010, to each of the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards
Market
	Number of	Number of			Number of		Value of
	Securities	Securities			Shares or		Shares or
	Underlying	Underlying			Units of		Units of
	Unexercised	Unexercised	Option		Stock That		Stock That
	Options	Options	Exercise	Option	Have Not		Have Not
	Exercisable	Unexercisable	Price	Expiration	Vested		Vested
Name	(#)	(#)	($)	Date	(#)		($)(1)

Jesse Sutton	90,000	—	$3.20	8/2/2012	469,790	(2)	$291,270
Michael Vesey	15,000	—	$1.53	5/4/2013	118,080	(3)	$73,210

(1)	The market value of the shares is determined by multiplying the number of shares times $0.62, the closing price of our common stock on the Nasdaq Capital Market on October 29, 2010, the last business day of our fiscal year.

(2)	Shares vest as follows: 239,279 shares on August 3, 2011; 142,349 shares on August 3, 2012; and 88,162 shares on August 3, 2013.

(3)	Shares vest as follows: 51,821 shares on August 3, 2011; 37,121 shares on August 3, 2012; and 29,138 shares on August 3, 2013.

Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Mr. Michael Vesey, Interim Chief Financial Officer

Pursuant to his employment arrangement, if the Company terminates Mr. Vesey’s employment without cause or the arrangement is terminated by Mr. Vesey for good reason, he will receive continued payment of his base salary for a period of six months.

Mr. Jesse Sutton, Chief Executive Officer

Pursuant to his employment agreement, if the Company terminates Mr. Sutton’s employment without cause or the agreement is terminated by Mr. Sutton for good reason, he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a monthly payroll basis for a period of 12 months;

•	within 30 days:

•	a payment equal to the average of the percentages used to calculate Mr. Sutton’s Annual Incentive Cash Bonus (as such term is defined in the employment agreement) in each of the previous three (3) fiscal years times Mr. Sutton’s then current base salary (the “Severance Bonus”); and

•	a payment for accrued but untaken vacation days.

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination.

•	continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for twelve (12) months following the date of termination. Notwithstanding the foregoing, the Company is not required to provide any health care, dental, disability or life insurance benefit otherwise receivable by Mr. Sutton if he is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

•	If the Company terminates Mr. Sutton’s employment without cause or the agreement is terminated by Mr. Sutton for good reason within twenty-four (24) months of a change of control of the Company, he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	payment within 30 days of his termination in an amount equal to:

•	two (2) years base salary;

•	the Severance Bonus; and

•	accrued but untaken vacation days.

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination.

•	continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for twelve (12) months following the date of termination. Notwithstanding the foregoing, the Company is not required to provide any health care, dental, disability or life insurance benefit otherwise receivable by Mr. Sutton if he is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

Mr. Sutton’s employment agreement defines “Cause” as follows:

•	a good faith finding of dishonesty, gross negligence or misconduct that is injurious to the Company which, if curable, has not been cured within 10 business days of notice from the Company;

•	a good faith finding by the Company that Mr. Sutton has willfully failed to perform his duties thereunder that, if curable, has not been cured within 10 business days after notice from the Company;

•	Mr. Sutton’s failure to follow a specific written directive of the Company’s Board that is business justified and issued in good faith;

•	a conviction or entry of nolo contendere to any felony or crime involving moral turpitude, fraud, theft or embezzlement of Company property;

•	a material breach of his employment agreement that, if curable, has not been cured by Mr. Sutton within 10 business days after he shall have received written notice from the Company; or

•	Mr. Sutton’s willful disclosure of confidential information or trade secrets and/or his breach of any confidentiality and non-disclosure agreements he may have executed and/or does execute during the term of his employment with the Company.

Mr. Sutton’s employment agreement defines “Good Reason” as follows:

•	a material diminution in the his base compensation;

•	the material diminution in the his authority, duties or responsibilities, including no longer directly reporting to the Board; provided that such shall not constitute Good Reason if Mr. Sutton continues to be employed in one of the top three positions in the Company;

•	a change in geographic location at which Mr. Sutton must regularly perform services of more than fifty (50) miles;

•	the Company’s decision not to renew Mr. Sutton’s employment agreement at the conclusion of the Initial Term (as defined in Section 1.3 of such agreement) and/or at the conclusion of an Extended Term (as defined in Section 1.3 of such agreement); or

•	any other action or inaction that constitutes a material breach by the Company under Mr. Sutton’s employment agreement.

•	None of the foregoing events shall constitute Good Reason unless (i) Mr. Sutton gives notice to the Company of the occurrence or existence of one of the events and the Company has not cured the condition within thirty (30) days following receipt of such written notice and (ii) Mr. Sutton terminates employment within one hundred and twenty (120) days following the occurrence of such event.

Mr. Sutton’s employment agreement defines “Change of Control” as the occurrence of the following events:

•	any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization;

•	any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred;

•	a sale, lease or other disposition of all or substantially all of the assets of the Company in accordance with Delaware Law; or

•	a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” is defined in Mr. Sutton’s employment agreement to mean directors who either (i) are directors of the Company as of January 8, 2009 or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

Mr. Sutton’s employment agreement also provides that, notwithstanding any provision to the contrary, a Change of Control shall not include: (1) any consolidation or merger effected exclusively to change the domicile of the Company; (2) the event of any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or (3) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or indebtedness of the Company is cancelled or converted or a combination thereof.

The agreement contains customary confidentiality, non-competition, non-solicitation, and indemnification terms and is terminable at-will by either party, subject to the conditions set forth above.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2010 to each of our directors.

	Fees Earned
	or Paid in	Stock	Option	All Other
	Cash	Awards	Awards	Compensation		Total
Name	($)	($)(1)	($)(2)	($)		($)

Jesse Sutton	—	—	—	—		—
Laurence Aronson	40,000	40,000	20,000	—		100,000
Allan I. Grafman	90,000	80,000	40,000	18,000	(3)	228,000
Louis Lipschitz	50,000	40,000	20,000	—		110,000
Keith McCurdy	30,000	12,220	2,995	80,000	(4)	125,215
Stephen Wilson	40,000	33,333	16,667	—		90,000

(1)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2010 computed in accordance with FASB ASC Topic 718. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2010 for details as to the assumptions used to determine the fair value of the stock awards.

(2)	Represents the aggregate grant date fair value of options granted in fiscal year 2010 computed in accordance with FASB ASC Topic 718. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended October 31, 2010 for details as to the assumptions used to determine the fair value of the option awards.

(3)	Represents a stipend for medical insurance.

(4)	Pursuant to a consulting agreement with the Company.

		Number of
		Shares of
		Restricted
	Number of Stock	Stock Held at
	Options Held at	Fiscal
Name	Fiscal Year-End	Year-End

Laurence Aronson	167,669	27,252
Allan I. Grafman	270,868	54,505
Louis Lipschitz	172,768	27,252
Keith McCurdy	51,095	18,167
Stephen Wilson	119,348	22,709

Director Compensation Program

Each non-employee director receives an annual cash retainer of $40,000, other than the Chair of the Company’s Audit Committee, who receives $50,000. In addition, the Chairman of the Board receives an additional annual cash retainer of $32,000.

Each non-employee director also receives annual equity grants valued at $40,000, other than the Chair of the Nominating and Governance Committee, who receives grants valued at $50,000, and the Chairs of the Compensation and Audit Committees, who receive grants valued at $60,000. The Chairman receives additional equity grants valued at $32,000.

Effective November 1, 2010, the Board adjusted the compensation of the Chairman, reducing the additional cash retainer from $50,000 to $32,000 and the additional equity grant value from $80,000 to $32,000.

The equity portion of the compensation is a mix of 2/3 restricted stock and 1/3 stock options, and is granted under the Incentive Plan. The restricted stock is awarded quarterly with the number of shares determined by dividing the applicable dollar amount by the fair market value of the Company’s common stock on the day prior to the grant date. The stock options are awarded annually with the number of shares determined using a Black-Scholes formula. The restricted stock vests 180 days from the grant date. The options vest over two years, with half vesting on each of the first and second anniversaries of the grant date.

Equity Compensation Plan Information (as of October 31, 2010)

				Number of Securities
				Remaining Available for
	Number of Securities to be		Weighted-Average Exercise	Future Issuance Under
	Issued upon Exercise of		Price of Outstanding	Equity Compensation Plans
	Outstanding Options,		Options, Warrants and	(Excluding Securities
Plan category	Warrants and Rights		Rights	Reflected in Column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders	1,699,216		$4.55	1,729,239
Equity compensation plans not approved by security holders	140,000	(1)	$1.20	—
Total	1,839,216		$4.29	1,729,239

(1)	Represents warrants to purchase 40,000 shares of common stock at a purchase price per share of $1.55 granted to a consultant in 2006, and warrants to purchase 100,000 shares of common stock at a purchase price of $1.056 per share granted to a consultant in 2010.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Messrs. Louis Lipschitz (Chair), Laurence Aronson, Allan I. Grafman, and Stephen Wilson.

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

The Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Committee are set forth in a written charter adopted by the Board, which is available on our website at www.majescoentertainment.com. The Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Committee reviews with management and our independent public accountant our annual financial statements on Forms 10-K and our quarterly financial statements on Forms 10-Q. The Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2010, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2010 with management and EisnerAmper LLP, our independent public accountant;

•	discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

•	received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Committee and the Committee further discussed with EisnerAmper their independence. The Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2010 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Louis Lipschitz (Chair)
Laurence Aronson
Allan I. Grafman
Stephen Wilson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2010, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with, except that one report, covering an aggregate of two transactions, was filed late by Jesse Sutton.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Morris Sutton, the former chief executive officer of the Company, resigned effective January 1, 2007 and became a consultant. The Company paid approximately $402,000 to Mr. Sutton under a consulting agreement during the year ended October 31, 2009 and $281,000 during the year ended October 31, 2010. Morris Sutton is Jesse Sutton’s father.

Our Audit Committee reviews in advance all related person transactions. The Audit Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to the Company; the availability of other sources for comparable products or services; the terms of the transaction; the terms of comparable transactions that would be available to unrelated third parties or to employees generally; and the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval.

The Audit Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

ELECTION OF DIRECTORS
(Notice Item 1)

On January 13, 2011, the Board of Directors nominated Allan I. Grafman and Stephen Wilson for election as Class III directors at the Annual Meeting. All nominees identified below are expected to serve if elected, and each of them has consented to being named in this proxy statement and to serve if elected. All the nominees are currently directors of the Company.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each of our nominees for Class III director. Our Restated Certificate of Incorporation and Restated Bylaws currently provide for a classified Board of Directors. All nominees will be Class III Directors and will have a term that expires at the annual meeting in 2014.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALLAN I. GRAFMAN AND STEPHEN WILSON AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

RATIFICATION OF APPOINTMENT
OF INDEPENDENT PUBLIC ACCOUNTANT
(Notice Item 2)

The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending October 31, 2011. The Board proposes that the stockholders ratify this appointment. We expect that representatives of EisnerAmper will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

As previously disclosed, on August 16, 2010, the Company was notified that Amper, Politziner and Mattia, LLP (“Amper”), the Company’s independent registered public accounting firm, combined its practice with that of Eisner LLP (“Eisner”) and that the name of the combined practice would operate under the name EisnerAmper LLP. The Audit Committee engaged EisnerAmper LLP to serve as our new independent registered public accounting firm.

During the period that Amper served as our independent public accountant, we did not consult with Eisner or with EisnerAmper on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and neither Eisner nor EisnerAmper provided either a written report or oral advice to us that they concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Amper’s report on the Company’s consolidated financial statements for the fiscal year ended October 31, 2009, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding EisnerAmper’s combination, the Company had no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(iv) of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim periods preceding the combination of Eisner and Amper into EisnerAmper.

Also, as previously disclosed, on April 30, 2009, we dismissed McGladrey & Pullen, LLP (“M&P”) as the Company’s independent registered public accounting firm, who were our independent public accountant for the fiscal year ended October 31, 2008. On May 5, 2009, Amper was engaged as our new independent registered accounting firm and audited our financial statements for the fiscal year ending on October 31, 2009. The decision to engage Amper was approved by the Audit Committee of our Board of Directors.

During the period that M&P served as our independent public accountant, we did not consult with Amper on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Amper did not provide either a written report or oral advice to us that they concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

None of M&P’s reports on the Company’s consolidated financial statements for the fiscal years ended October 31, 2008 or 2007, contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding M&P’s dismissal, the Company had no disagreements with M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&P, would have caused M&P to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(iv) of Regulation S-K occurred during the two most recent fiscal years and any subsequent interim periods preceding the dismissal of M&P.

The following table sets forth the fees billed by our independent public accountants for each of our last two fiscal years for the categories of services indicated.

	Year Ended October 31,
Category	2010	2009

Audit Fees — M&P(1)	$—	$30,000
Audit Fees — Amper(1)	$40,000	$130,000
Audit Fees — EisnerAmper(1)	$110,000	$—
Audit Related Fees — M&P(2)	$—	$22,201
Audit Related Fees — Amper(2)	$—	$2,030
Audit Related Fees — EisnerAmper(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees — M&P	$—	$20,180
All Other Fees — Amper	$—	$29,685
All Other Fees — EisnerAmper	$—	$—

(1)	Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

(2)	Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table.

(3)	Consists of services for tax compliance and tax advice.

Audit Committee Pre-Approval Policy

We understand the need for EisnerAmper to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper, our Audit Committee has restricted the non-audit services that EisnerAmper may provide to us primarily to tax services.

The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.majescoentertainment.com. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. Disclosure regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

SOLICITATION OF PROXIES

Cost and Method

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the sections of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management,” and “Management and Corporate Governance — The Board of Directors” for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2012 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, stockholder proposals must be received by the Company no later than October 31, 2011 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company’s bylaws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company’s Secretary no earlier than December 15, 2011 and no later than January 13, 2012. Proposals that are not received in a timely manner will not be voted on at the 2012 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837.

Edison, New Jersey
February 28, 2011

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2010, as filed with the Securities and Exchange Commission (other than exhibits thereto), which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to Adam Sultan, Corporate Secretary, Majesco Entertainment Company, 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at www.majescoentertainment.com in the “Investor Info” section.

MAJESCO ENTERTAINMENT COMPANY
160 Raritan Center Parkway, Suite 1
Edison, New Jersey 08837
(732) 225-8910

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

April 14, 2011

THE BOARD OF DIRECTORS OF MAJESCO ENTERTAINMENT COMPANY SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held on April 14, 2011, at Majesco’s offices, located at 160 Raritan Center Parkway, Suite 1, Edison, New Jersey 08837, and hereby appoints Jesse Sutton, our Chief Executive Officer, and Michael Vesey, our Interim Chief Financial Officer, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1 and 2.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

1. Election of Class III Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Proposal to elect nominees:

Allan I. Grafman	☐ FOR	☐ WITHHOLD VOTE
Stephen Wilson	☐ FOR	☐ WITHHOLD VOTE

2. Ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

☑ Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date

Signature:	Date

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!